EXHIBIT 10.2

GUARANTY

(Toreador Resources Corporation)

     This GUARANTY (herein so called) dated December 30, 2004, is by Toreador Resources Corporation, a Delaware corporation, (herein referred to as the “Guarantor”). The capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement (hereinafter defined), unless they are otherwise defined herein.

W I T N E S S E T H :

     WHEREAS, Toreador Exploration & Production Inc., a Texas corporation, and Toreador Acquisition Corporation, a Delaware corporation, (collectively, the “Borrowers” and individually a “Borrower”) are arranging financing with Texas Capital Bank, N.A., (the “Lender”); and

     WHEREAS, the Borrowers and the Lender are entering into the Credit Agreement dated December 30, 2004, (such agreement, as the same may have been or be from time to time supplemented or amended, or the terms thereof waived or modified being the “Credit Agreement”) which sets forth, inter alia, the terms and conditions pursuant to which the Lender will extend credit to the Borrowers (which credit is evidenced by the Note issued by the Borrowers to the Lender pursuant to the Credit Agreement); and

     WHEREAS, it is a condition precedent to the obligation of the Lender to advance amounts to the Borrowers that the Borrowers cause the Guarantor to execute and deliver to the Lender this Guaranty; and

     WHEREAS, the board of directors of the Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, the Guarantor;

     NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

     1. The Guarantor, as primary obligor and not as surety, hereby irrevocably and unconditionally guarantees, independently of the Borrowers, to the Lender the due and punctual payment when due by any Borrower of all amounts now or hereafter owed by any Borrower to the Lender including, without limitation, the Obligations and all other amounts payable under the Credit Agreement, the Note and the other Loan Documents to which any Borrower is a party, whether principal, interest or other amounts, including, without limitation, attorneys’ fees and costs of collection. The obligations of the Borrowers guaranteed hereby and described in the preceding sentence are hereinafter referred to as the “Payment Obligations”. The Guarantor, as primary obligor and not merely as surety, also hereby irrevocably and unconditionally guarantees, independently of the Borrowers, to the Lender the complete observance, fulfillment and performance by the Borrowers of all the terms and conditions of the Credit Agreement and all other Loan Documents to which any Borrower is or will be a party. The obligations of the Borrowers guaranteed hereby and described in the immediately preceding sentence are hereinafter referred to as the “Performance Obligations”.

     2. The Guarantor hereby agrees that in the event that any Borrower fails to pay any Payment Obligations or any Borrower fails to perform any Performance Obligations for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of any Borrower, or the disaffirmance by any Borrower in any such proceeding of any Loan Document to which any Borrower is a party), the Guarantor will pay such Payment Obligations and perform such Performance Obligations within five (5) days (the “Due Date”) following the date on which written demand is made by the Lender.

     3. The obligations of the Guarantor hereunder shall not be affected by (i) the genuineness, validity, regularity or enforceability of any Borrower’s obligations under the Credit Agreement, the Note or any other Loan Document or any other document to which any Borrower is a party, or (ii) any amendment, waiver or other modification of the Credit Agreement, the Note or any other Loan Document or other document given or executed with or without the consent of the Guarantor, or (iii) any priority or preference to which any other obligations of any Borrower may be entitled over any Borrower’s obligations under the Credit Agreement, the Note or any other Loan Document or other document to which any Borrower is a party, or (iv) the release of any collateral or guaranty now or hereafter securing the Payment Obligations or the Performance Obligations, or (v) to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if, for any reason, any payment by or on behalf of any Borrower shall be rescinded or must otherwise be restored, whether as a result of proceedings in bankruptcy or reorganization of any Borrower or otherwise, and the Guarantor guarantees, absolutely, irrevocably and unconditionally that all payments made by or on behalf of any Borrower in respect of its obligations under the Credit Agreement, the Note and the other Loan Documents will, when made, be final.

     4. This Guaranty is a continuing guaranty and shall constitute a guaranty of payment and not of collection. The Guarantor specifically agrees that it shall not be necessary or required, and that the Guarantor shall not be entitled to require, that the Lender (i) file suit or proceed to obtain or assert a claim for personal judgment against any Borrower for the Payment Obligations or the Performance Obligations, or ( ii) make any effort at a collection or enforcement of the Payment Obligations or the Performance Obligations from any Borrower, or (iii) foreclose against or seek to realize by suit or other process from any collateral pledged as security for the Payment Obligations or the Performance Obligations, or (iv) file suit or proceed to obtain or assert a claim for personal judgment against any other Person liable for the Payment Obligations or the Performance Obligations, or (v) make any effort at collection or enforcement of the Payment Obligations or the Performance Obligations from any such other Person, or (vi) exercise or assert any other right or remedy to which the Lender is or may be entitled in connection with the Payment Obligations or the Performance Obligations or any security or other guaranty therefor, or (vii) assert or file any claim against the assets of any Borrower or any other guarantor or other Person liable for the Payment Obligations or the Performance Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor under this Guaranty or requiring payment of said Payment Obligations or the performance of the Performance Obligations by the Guarantor hereunder, or at any time thereafter.

     5. The Guarantor waives notice of the acceptance of this Guaranty and of the performance or nonperformance by any Borrower, demand for payment or performance from any Borrower, or any other Person and notice of nonpayment or failure to perform on the part of any Borrower and all demands whatsoever, other than the demand for payment hereunder provided for in paragraph 2 hereof. To the extent allowed by applicable law, the Guarantor expressly waives and relinquishes all rights and remedies now or hereafter accorded by applicable law to guarantors and sureties, including, without limitation, any defense, right of offset or setoff, or other claim which Guarantor may have against any Borrower or the Lender or which any Borrower may have against the Lender or the holder of the Note.

     6. No amendment of or supplement to this Guaranty, or waiver or modification of or consent under the terms hereof, shall be effective unless evidenced by an instrument in writing signed by the Guarantor and the Lender.

     7. All payments hereunder shall be made in the currency of the United States of America and at the place and in the manner as provided in the Credit Agreement and the Note for payments by the Borrowers.

     8. The Guarantor hereby subordinates any and all claims it may have against any Borrower, including without limitation, all indebtedness of any Borrower to the Guarantor and any and all claims arising in respect of payments made by the Guarantor pursuant to this Guaranty, whether now existing or hereafter arising, to any and all claims by the Lender for amounts owing from any Borrower to the Lender under the Credit Agreement and the Note. The Guarantor further agrees that following any Event of Default all payments in respect of any indebtedness of any Borrower to the Guarantor shall be suspended and deferred, and the Guarantor shall not call, demand or enforce any right to receive such payments, shall thereafter hold any amounts or property received by the Guarantor in respect of any indebtedness of any Borrower in trust for the benefit of the Lender and shall forthwith deliver to any Borrower any such amounts or property, for application to the Obligations. The Guarantor will deliver such further documents as the Lender may from time to time request evidencing such subordination.

     9. Irrespective of any payment or performance by the Guarantor pursuant to this Guaranty, the Guarantor will not be subrogated in place of and to the claims and demands of the Lender or any other Person to whom payment has been made, nor will the Guarantor have any right to participate in any Lien or security now or hereafter held by or on behalf of the Lender until payment in full of all amounts guaranteed hereby and performance of all obligations undertaken herein.

     10. Any notices or other communications required or permitted to be given herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by facsimile delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party as follows: (A) Guarantor: Toreador Resources Corporation, 4809 Cole Avenue, Suite 108, Dallas, Texas 75205; (B) Lender: Texas Capital Bank, N.A., 2100

McKinney Avenue, Suite 900, Dallas, Texas 75201 (Attention: Energy Group), with a copy to Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202 (Facsimile No. 214-953-5822) (Attention: Frank P. McEachern). Any notice to be mailed or personally delivered may be mailed or delivered to the principal offices of the party to whom such notice is addressed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed or personally delivered as aforesaid or, if transmitted by facsimile, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this paragraph.

     11. The Guarantor waives any and all rights and remedies of suretyship, including, without limitation, those it may have or be able to assert by reason of the provisions of Chapter 34 of the Texas Business and Commerce Code. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of any Borrower or any other guarantor of all or any part of the Obligations. The Guarantor expressly waives all notices of any kind, presentment for payment, demand for payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, dishonor, diligence, notice of any amendment of any Loan Document, notice of any adverse change in the financial condition of any Borrower, notice of any adjustment, indulgence, forbearance, or compromise that might be granted or given by the Lender to any Borrower, and notice of acceptance of this Guaranty, acceptance on the part of the Lender being conclusively presumed by its request for this Guaranty and the delivery of this Guaranty to the Lender.

     12. This Guaranty is unconditional and unlimited, except that the Guarantor shall be liable under this Agreement with respect to the Payment Obligations only for amounts aggregating up to the largest amount that would not render his or its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law applicable to this Guaranty.

     13. In the event any part of the Payment Obligations are now or hereafter secured by an interest in real property in Texas (“Real Property”), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Guarantor agrees as follows: Notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, the Guarantor agrees that Lender shall be entitled to seek a deficiency judgment from Guarantor and any other party obligated on the Payment Obligations equal to the difference between the amount owing on the Payment Obligations and the amount for which the Real Property was sold pursuant to judicial or nonjudicial foreclosure sale. The Guarantor expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit the Guarantor and other Persons against whom recovery of deficiencies is sought or guarantors independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Real Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. The Guarantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Real Property for purposes of calculating deficiencies owed by any Borrower, the Guarantor, and others against whom recovery of a deficiency is sought. Alternatively, in the event this waiver is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact’s determination of the fair market value of the Real Property as of the date of the foreclosure sale in proceedings governed by sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time): (a) The Real Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Real Property will be repaired or improved in any manner before a resale of the Real Property after foreclosure; (b) The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Real Property for cash promptly (but no later than twelve months) following the foreclosure sale; (c) All reasonable closing costs customarily borne by the seller in a commercial real estate transaction or oil and gas property transaction should be deducted from the gross fair market value of the Real Property, including, without limitation, brokerage commissions, title insurance, title opinions, a survey of the Real Property, tax prorations, attorney’s fees, and marketing costs; (d) The gross fair market value of the Real Property shall be further discounted to account for any estimated holding costs associated with maintaining the Real Property pending sale, including, without limitation utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in clause (c) above), and other maintenance expenses; and (e) Any expert opinion, title opinions, testimony given or considered in connection with a determination of the fair market value of the Real Property must be given by persons who have at least five years experience in appraising property similar to the Real Property and who have conducted and prepared a complete written appraisal of the Real Property taking into consideration the factors set forth above.

     14. If this Guaranty is placed in the hands of an attorney for collection or is enforced by suit or through probate or bankruptcy court or through any other judicial proceedings, the Guarantor shall pay to the Lender an amount equal to the reasonable attorneys’ fees and collection costs incurred by the Lender in the collection or enforcement of this Guaranty.

     15. The Guarantor agrees to maintain its existence in Delaware and good standing in the state of Texas.

     16. The Guarantor represents and warrants to the Lender that the representations and warranties applicable to the Guarantor in the Credit Agreement are true and correct and agrees to comply with and be bound by the covenants and agreements in the Credit Agreement concerning the Guarantor.

     17. JURISDICTION AND VENUE. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS, DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY

JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, DALLAS COUNTY, TEXAS.

     18. WAIVER OF RIGHTS TO JURY TRIAL. THE GUARANTOR, BY SIGNING BELOW, AND THE LENDER, BY ITS REQUEST FOR THIS GUARANTY, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER’S ENTERING INTO THE CREDIT AGREEMENT.

     19. This Guaranty (i) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and (ii) shall be binding upon the heirs, personal representatives successors and assigns of the Guarantor and shall inure to the benefit of, and shall be enforceable by, any party entitled to the benefits of this Guaranty, and their respective successors and assigns. The Guarantor may not assign his or its obligations hereunder.

     20. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Texas.

     21. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its duly authorized officer as of the date first hereinabove set forth.

TOREADOR RESOURCES CORPORATION
By:	/s/ Douglas W. Weir

Douglas W. Weir, Senior Vice President and
Chief Financial Officer

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